Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

TASK ORDER

MEDPACE Task Order Number: 23

MEDPACE Project Number: ETA305

This Task Order, dated November 12, 2014 , is between Medpace, Inc. (“Medpace”), and Coherus BioSciences, Inc.  (“Sponsor”).

RECITALS:

WHEREAS, Medpace and Sponsor have entered into that certain Master Services Agreement dated January 23, 2012 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, Medpace has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and Sponsor and Medpace now desire to enter into such a Task Order;

WHEREAS, Medpace and Sponsor entered into a Limited Scope Agreement dated 9 February 2015 (“Limited Scope Agreement”), which amended and replaced the original Limited Scope Agreement dated 12 November 2014 wherein Medpace provided a limited set of activities related to the start up with respect to a Phase 3, An Open-label, Safety Extension Study evaluating the Long-term Safety and Response of CHS-0214   (CHS-0214-05) (the “Study”) for the study of the product CHS-0214 (“Study Product”); and

WHEREAS, now Medpace and Sponsor desire to enter into a Task Order whereby Medpace provide certain services as described herein with respect to the Study;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.

Scope of Work:  Medpace shall perform the services set forth in the Scope of Work, attached hereto as Appendix A, in accordance with the Timeline, attached hereto as Appendix B and any other documents attached to and specifically referenced in this Task Order (“Services”).

2.

Compensation:  For performance of these Services, Sponsor shall pay to Medpace an amount equal to the Services and Budget set forth in Appendix C, attached hereto and incorporated herein, which amount shall be payable pursuant to the Payment Schedule set forth in Appendix D, attached hereto and incorporated herein.  It is agreed that [***].  Any [***] shall be [***] attached hereto as Appendix G and incorporated herein. The assumptions underlying the Services and Budget are set forth in Appendix A which is attached hereto and incorporated herein.  After staff is assigned, costs are incurred based upon allocation of staff capacity.  Any invoices under this Task Order may be sent to the appropriate Sponsor contact at [***].

3.	Transfer of Obligations: Sponsor Obligations transferred to Medpace by Sponsor (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix E.
4.	MSA. The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.

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5.	[***]. All Medpace Services will be charged using the [***] set forth in Appendix I attached hereto.
6.	The MRL Services and Budget included in the Medpace Services and Budget is set forth in Appendix F attached hereto and incorporated herein.
7.	The [***] included in the Medpace Services and Budget is set forth in Appendix G attached hereto and incorporated herein.
8.	The Investigator Payment Detail included in the Medpace Services and Budget is set forth in Appendix H attached hereto and incorporated herein.
9.	Limited Scope Agreement. The parties agree that the Limited Scope Agreement is superseded by this Task Order.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)
Title:	Vice President
Commercial Operations
Date:	June 9, 2015

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis Lanfear

By:	Dennis Lanfear
(Print Name)
Title:	CEO

Date:	5 June, 2015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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List of Appendices:

Appendix A: Scope of Work

Appendix B:  Timeline

Appendix C:  Services and Budget

Appendix D:  Payment Schedule

Appendix E:  Transfer of Obligations

Appendix F:  MRL Services and Budget

Appendix G:  [***]

Appendix H:  Investigator Payment Estimate Detail

Appendix I:  [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Appendix A:  scope of work

ITEM	DESCRIPTION
				[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]			[***]	[***]
	[***]		[***]	[***]
[***]	[***]			[***]	[***]
	[***]			[***]	[***]
	[***]			[***]	[***])
	[***]		[***]	[***]
	[***]			[***]	[***]
	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Project Start-Up

[***]	[***]	[***]	ITEM	DESCRIPTION
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]	[***]
	[***]		[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Clinical Operations

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
[***]			[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]

Clinical Monitoring

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Clinical Safety

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Randomization and Supply Management

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Data Management

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
		[***]	[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

Statistical Analysis

[***]	[***]	[***]	ITEM	DESCRIPTION
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Data Safety Monitoring Board

[***]	[***]	[***]	ITEM	DESCRIPTION
		[***]	[***]	[***]
		[***]	[***]	[***]
	[***]		[***]	[***]]
	[***]		[***]	[***]
	[***]		[***]	[***]

Medical Writing

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
[***]			[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX B:  TIMELINE

TASK	DATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

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APPENDIX C:  SERVICES AND BUDGET

Medpace Service Category	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Medpace Service Category	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Service Fees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Prefunded & Pass-Through Expenses	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Prefunded & Pass-Through Expenses	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX D:  PAYMENT SCHEDULE

[***]

[***] of this Task Order [***] of the total Pre-funded Expenses are due.  [***]. Sponsor shall pay such invoice [***].  [***] received from Sponsor, [***].  Medpace shall apply the [***] Pre-funded amount paid [***] against the [***], and [***].

Pass-through Costs will be billed to Sponsor [***].  Sponsor shall pay such invoice within [***] of receipt.

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to Pass-through Costs and Pre-funded Expenses [***].  While Medpace will [***].  Payments made to third parties are [***].

Pass-through Costs may include, but are not limited to, [***].  Costs associated with, [***] are as detailed in the table below.

Item	Cost*	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
*	Currency is [***]. Costs are subject to change based on [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Medpace will pass-through [***].  This will include [***].

Item	Cost	Description
[***]	[***]	[***]
[***]	[***]

*	Currency is [***]

Pre-funded Expenses

Pre-funded Expenses may include, but are not limited to, [***].  Investigator fees are [***].  The investigator fee amount [***].  The laboratory fee amount [***]. With the exception of [***], Medpace will seek the prior written approval of the budget by Sponsor before signing an agreement (including amendments) with Pre-funded Vendors.

Additional Costs

[***]

All Direct Fees are [***].  All such changes [***]

[***].  After staff are assigned, [***].

Inflation

[***]

Currency and Exchange Rate

The currency of this Task Order is United States Dollars unless otherwise provided herein.

Medpace will invoice Sponsor for Pass-through Costs and Pre-funded Expenses incurred and/or [***].  The Direct Fees detailed in this Task Order were calculated using [***].  [***].

[***]

Applicable Taxes

All Direct Fees, Pass-through Costs, and Pre-funded Expenses are quoted excluding any [***], which include but are not limited to [***], which may be payable to Medpace by Sponsor.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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APPENDIX E:  TRANSFER OF OBLIGATIONS

CONFIDENTIAL

Directions:  Complete the form below for Sponsor obligations that have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors).  Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	CHS-0214	Study ID:	CHS-0214-05
Study Title:	An Open-label, Safety Extension Study evaluating the Long-term Safety and Response of CHS-0214 (CHS-0214-05)
CRO Name:	Medpace
CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

Obligations Transferred to Medpace: ☑ the Appropriate Box(es).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.

☒ The following obligations have been transferred to Medpace:

Sec. 312.32:  IND Safety Reports

☒  Promptly review safety information.

☒  Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐  Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53:  Selecting investigators and monitors

☒  (a) Select qualified investigators

☒  (b) Control investigational drug shipment in collaboration with sponsor and drug vendor

☒  (c) Obtain information from investigators

☒  (1) Signed Form FDA-1572

☒  (2) CV or other qualification statement

☒  (3) Clinical protocol outline

☒  (4) Financial disclosure information

☒  (d) Select qualified monitors

Sec. 312.54:  Emergency research

☐  (a) Monitor the progress of all studies involving an exception from informed consent.

☒  (b) Monitor such studies to identify when an IRB determines that it can’t approve the research in collaboration with sponsor.

Sec. 312.55:  Informing investigators

☒  (a) Provide sites with the current Inv. Brochure.

☒  (b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56:  Review of ongoing investigations

☐  (a) Monitor the progress of all IND studies.

☒  (b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study in collaboration with sponsor and drug vendor.

☒  (c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒  (d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators in collaboration with sponsor and drug vendor.

Sec. 312.57:  Record keeping and record retention

☒  (a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition in collaboration with sponsor and drug vendor.

☒  (b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☐  (c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐  (d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58:  Inspection of Sponsor’s records and reports

☒  (a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.

☒  (b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance.  Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59:  Disposition of unused supply of investigational drug

☒  Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug in collaboration with sponsor and drug vendor.

Other

☐  Please describe any other applicable transfers below:

Medpace Task Order #23

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ETA305

APPENDIX F:  MRL Services and Budget

See attached budget on next page.

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Sponsor:	Coherus BioSciences	[***]
Protocol:	CHS-0214-05

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

Total Medpace Reference Laboratories Fees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Medpace Reference Laboratories Fee Estimate [***]
Sponsor Coherus BioSciences
Protocol: CHS-0214-05
[***]
	Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests											[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]			[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]							[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]	[***]							[***]	[***]

Laboratory Support Services											[***]
[***]
[***]	[***]								[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Medpace Reference Laboratory Fees											[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Medpace Reference Laboratories Fee Estimate [***]
Sponsor Coherus BioSciences
Protocol: CHS-0214-05
[***]
	Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests											[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]							[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]	[***]							[***]	[***]

Laboratory Support Services											[***]
[***]
[***]	[***]								[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Medpace Reference Laboratory Fees											[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

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Medpace Reference Laboratories Fee Estimate [***]
Sponsor Coherus BioSciences
Protocol: CHS-0214-05
[***]
	Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests											[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]				[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]							[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]	[***]							[***]	[***]

Laboratory Support Services]											[***]
[***]
[***]	[***]								[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]						[***]		[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]	[***]								[***]	[***]
[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total Medpace Reference Laboratory Fees											[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Medpace Reference Laboratories Pass Through Fee Estimate
Sponsor Coherus BioSciences
Protocol: CHS-0214-05
	Average Cost per Unit	Estimated Number of Units	Total Cost	Subtotal
Pass Through Estimates				[***]
[***]
[***]	[***]	[***]

Total Medpace Reference Laboratory Fees				[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Transportation Rates

Country	Sites	Number Randomized	Number Ambient / Refrigerate Shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
						[***]		[***]		[***]		[***]
		[***]							[***]	[***]
		[***]							[***]	[***]
		[***]							[***]	[***]
						[***]		[***]		[***]		[***]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Transportation Rates	[***]

Country	Sites	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
			[***]		[***]		[***]		[***]

			[***]		[***]		[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

APPENDIX G:  [***]

See attached budget on next page.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

TASK ORDER #6

SUBCONTRACTOR Task Order Number: 6

SUBCONTRACTOR Project Number: CHS-0214-05

This Task Order, dated October 27th, 2014, is between Medpace, Inc. (“PRIME“), and [***] (“Subcontractor“).

RECITALS:

WHEREAS, PRIME and Subcontractor have entered into that certain Master Subcontract Agreement dated 1 October 2012 (the “Master Subcontract Agreement”); and

WHEREAS, pursuant to the Master Subcontract Agreement, Subcontractor has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and PRIME and Subcontractor now desire to enter into such a Task Order; and

WHEREAS, Subcontractor may subcontract the portion of clinical study activities to [***], an affiliate of Subcontractor (“[***]”); and

WHEREAS, Subcontractor and PRIME desire that Subcontractor provide certain services with respect to a Double-Blind, Randomized, Parallel-Group, Active-Control Study to compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects with Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate (the “Study”) for the study of the product CHS-0214 (“Study Product”) as set out in the Protocol Number: CHS-0214-05, which is incorporated herein by reference, sponsored by Coherus Biosciences, Inc. (the “Sponsor”);

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.

Scope of Work. PRIME agrees that [***] shall perform the services described in the Scope of Work, attached hereto as Appendix 1, in accordance with the Project Schedule, attached hereto as Appendix 2 and any other documents attached to and specifically referenced in this Task Order (“Services”). PRIME acknowledges [***] will perform the Services on behalf of Subcontractor. PRIME may communicate with [***] directly and accepts [***]'s direct communication to PRIME relating to the Services.

2.

Performance Standards. [***] performs the Services pursuant to Master Subcontract Agreement and this Task Order in compliance with the Applicable Law, GCP, PRIME's standard operating procedures (“SOP”) and other protocol provided prospectively to Subcontractor for review. The Parties including [***] may amend the SOP if [***].

3.

Provision of Documents.  For the performance of the Services, PRIME shall provide [***] with documents, information, data and so forth (including duplicates and copies, hereinafter referred to as the “Service Documents”). If it materially delays or suspends performance of the Services, and such delay is not attributable only to Subcontractor and/or [***], then the parties including [***] shall discuss and negotiate in good faith on revised timeline and re-staffing or re-allocation of resources.

4.

Respect for Human Rights of Subject. The Parties shall give the priority to the respect of human rights of the subjects, and shall protect the privacy of the subjects in the course of the execution of clinical trial and process of the Monitoring-related Services, and ensure patient safety.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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5.

Confirmation and Instruction. PRIME has the right to give [***] instructions regarding performance of the Services. The instructions shall be made in writing, as a general rule. In the event any instruction is given in a form other than writing out of necessity, a document specifying such instruction shall be delivered to [***] thereafter as soon as possible.

6.	Reporting. [***] shall provide a written report about actions taken based on the preceding sections without delay to PRIME.
7.

Compensation. For performance of these Services, PRIME shall pay to [***], upon [***]'s invoice, an amount equal to the Project Costs set forth in Appendix 3, which amount shall be payable pursuant to the Payment Schedule set forth in Appendix 4.  [***].

8.

Term and Termination. The term of this Task Order shall commence upon execution of this Task Order by Subcontractor and PRIME shall continue until completion of Services as described in Appendix 1, provided, however, either Party may terminate this Task Order in accordance with the Master Subcontract Agreement.

9.

Archival Documents of the Services. Subcontractor shall make [***] store the following materials (the “Records”) which may certify the reliability and quality of the Monitoring-related Services, [***], for [***] after the termination of the Services, in accordance with the SOP. The manner of storing the Records and the treatment thereof after the expiration of the storing term and the expenses shall be determined through a separate and mutual consultation between the Parties including [***].

(1)	Essential Documents which are defined in GCP
(2)	Any other materials which Subcontractor is obligated to store by the SOP.
10.

Survival. Notwithstanding the terms of Master Subcontract Agreement, upon termination or expiration of this Task Order, the obligations of the Parties will cease other than the obligations under the following provisions, which will remain in full force and effect to the extent provided below:

Article 8 (CONFIDENTIALITY) of the Master Subcontract Agreement will survive for [***] after the termination of this Task Order.

11.	Sponsor. The Parties hereto acknowledge and agree that the Sponsor is a third-party beneficiary under this Task Order, entitled to enforce directly and all of its rights and PRIME'S rights hereunder.
12.	MSA. The provisions of the Master Subcontract Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.
13.	Project Schedule. The Project Schedule for this Task Order is attached as Appendix 2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

14.

Limitation of Liability. IN ADDITON TO THE TERMS OF ARTICLE 15 OF MASTER SUBCONTRACT AGREEMENT, THE PARTIES AGREE TO THE TOTAL LIABILITY OF SUBCONTRACTOR UNDER OR IN CONNECTION WITH THIS TASK ORDER SHALL BE LIMITED TO THE SUM OF THE PAYMENTS FOR SUBCONTRACTOR AND THE SERVICES SET FORTH IN THIS TASK ORDER ON APPENDIX 3 RECEIVED BY [***] FROM PRIME UNDER THIS TASK ORDER EXCEPT IN CASE OF (1) WILLFUL MISCONDUCT, GROSS NEGLIGENCE OF SUBCONTRACTOR OR [***], OR (ii) AN ACTION OR INACTION THAT IS NOT IN COMPLIANCE WITH THIS TASK ORDER OR THE PROTOCOL, OR BREACH OF ANY APPLICABLE FEDERAL, STATE, OR LOCAL LAW TO THE EXTENT THAT CAUSE MATERIAL LOSS TO PRIME.

15.	Conflict. In the event of any conflict between the terms of the Master Subcontract Agreement or this Task Order, this Task Order shall govern.
16.	Governing Law. This Task Order shall be governed in accordance with the laws of Japan.
17.

Effectiveness. All other terms and conditions of the Master Subcontract Agreement and this Task Order remain in full force and effect. All capitalized terms not defined in this Task Order have the meanings given to them in the Master Subcontract Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne

Title:	Vice President Commercial Operations

[***]

Signature: [***]

By: [***]

Title: Chairman and CEO

List of Appendices:

Appendix 1: Scope of Work

Appendix 2: Project Schedule

Appendix 3: Project Budget

Appendix 4: Payment Schedule

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

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ETA305

Appendix 1: Scope of Work

Item	Description
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]	[***]	ITEM	DESCRIPTION
		[***]	[***]	[***]
[***]			[***]	[***]
		[***]	[***]	[***]

Appendix 2: Project Schedule

MILESTONE	APPROXIMATE DATE
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

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Appendix 3: Project Budget

Estimation Date: [***] Estimate #: [***]
1. [***]

Detailed cost estimate

CHS-0214-05 study [***]
	Total:	[***]

Summary	Unit price [***]	[***]	Cost [***]
I. [***]			[***]

1. [***]
(1) [***]	[***]	[***]	[***]
(2) [***]	[***]	[***]	[***]
(3) [***]	[***]	[***]	[***]
(4) [***]	[***]	[***]	[***]

2 [***]
(1) [***]	[***]	[***]	[***]
(2) [***]	[***]	[***]	[***]
(3) [***]	[***]	[***]	[***]
(4) [***]	[***]	[***]	[***]

3 [***]	[***]	[***]

II. [***]

1. [***]
[***]

2. [***]
[***]

3. [***]
[***]

4. [***]
[***]

III. [***]	[***]	[***]	[***]
Total [***]			[***]

Note:
- [***]
- [***]
- [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Appendix 4: Payment Schedule

Subcontractor will submit, in accordance with the Project Budget, itemized invoice on [***]. Such invoice will be [***]. Such invoice itemization shall [***] to allow for [***].

Pass-Through expenses will be paid by [***] on [***].

In no event shall total costs for Services rendered by Subcontractor under this Task Order exceed the amount of [***] without [***].

PRIME shall make payments to Subcontractor by wire transfer to its designated bank account within [***] after [***] as applicable.

Subcontractor shall send all invoices to the following PRIME accounting contact to the email address by PDF:

The invoice should indicate the following information.

Medpace, Inc.

5375 Medpace Way

Cincinnati, Ohio 45227

Tel:     +1.513.579.9911

Fax:    +1.513.579.0444

E-mail: [***]

Invoices must be received within [***] of the [***] included in the invoice. Invoices received [***] will [***].

Within [***] of completion of the Services, Subcontractor shall submit a final invoice to PRIME according to the terms in this Agreement and the particular Task Order.

Other as set for the in this Task Order, payment terms shall be as defined in Section 4 of the Master Subcontract Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

CONFIDENTIAL

Medpace, Inc.	Estimation Date: [***]
Estimate #[***]

Cost Estimate
CHS-0214-05 study [***]	[***]
[***]

ITEMS	Current [***]	Current [***]	Previous [***]	Previous [***]	Balance [***]	Balance [***]
[***]

1. [***]	[***]	[***]	[***]	[***]	[***]	[***]
2. [***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Current [***]	Current [***]	Previous [***]	Previous [***]	Balance [***]	Balance [***]
1) [***]	[***]	[***]	[***]	[***]	[***]	[***]
2) [***]	[***]	[***]	[***]	[***]	[***]	[***]
3) [***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]
Grand Total	[***]	[***]	[***]	[***]	[***]	[***]

Note

- [***]: [***]

- [***]: [***]

- [***]

- [***]

- [***]

- [***]

- [***]

- [***]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

CONFIDENTIAL

Estimation Date: [***]
Estimate #[***]

1. [***]

Detailed cost estimate

CHS-0214-05 study [***]

[***]

Total:	[***]

Summary [***] [***] [***] [***]	[***]	[***]	Balance
I Site payment management	[***]	[***]	[***]
[***] [***] presumably [***] [***] [***] sites	[***]	[***]	[***]
[***]
* [***]
* [***]

II [***]	[***]	[***]	[***]

[***]

[***]
●[***]
●[***]
[***]
●[***]
[***]
●[***]
[***]
●[***]
●[***]
III [***]	[***]	[***]	[***]
III [***]	[***]	[***]	[***]
Total [***]	[***]	[***]	[***]

V [***]

1 [***]
2 [***]
3 [***]
4 [***]
5 [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

CONFIDENTIAL

Estimation Date: [***]

Estimate #[***]

2. [***]

Detailed cost estimate

―Assumptions―
1) [***]:	[***]	12) [***]: [***]
2) [***]:	[***]
3) [***]:	[***]	①[***]:	[***]
4) [***]:	[***]	②[***]:	[***]
5) [***]:	[***]	③[***]:	[***]
6) [***]:	[***]	④[***]:	[***]
7) [***]:	[***]	⑤[***]:	[***]
8) [***]	[***]	⑥[***]	[***]
9) [***]	[***]
10)[***]:	[***]

		[***]:	[***]

Total:	[***]

Summary	Unit price [***]	[***]	[***]	[***]	[***]	Balance [***]
I [***]				[***]	[***]	[***]
1 [***]	[***]		[***]	[***]	[***]
2 [***]	[***]	[***]	[***]	[***]	[***]	[***]

II [***]				[***]	[***]	[***]
1 [***]
[***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]

2 [***]
[***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]

3 [***]
[***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]
[***]

4 [***]
[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]
[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]	[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]		[***]
[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
1) [***] [***] [***]	[***]	[***]	[***]	[***]

i) [***]
[***]
ii) [***]
[***]
iii) [***]
iv) [***]
v) [***]
vi) [***]
vii) [***]
vii) [***]
ix) [***]
x) [***]
xi) [***]
xii) [***]	[***]	[***]	[***]	[***]
[***]

4 [***]
[***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

III [***]				[***]	[***]	[***]
1 [***]					[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]
[***] [***] [***]	[***]	[***]	[***]	[***]
[***]
2 [***]
[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
3 [***]
[***] [***] [***]	[***]	[***]	[***]	[***]	[***]	[***]

IV [***]				[***]	[***]	[***]
V [***]				[***]	[***]	[***]
Total [***]				[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Timeline	CONFIDENTIAL
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Actual expenses	CONFIDENTIAL

Estimation Date: [***]

Estimate [***]

Actual expenses

Actual expenses:

(1) [***]

1) [***]

2) [***]

3) [***]

(2) [***]

1) [***]

2) [***]

(3) [***]

1) [***]

2) [***]

(4) [***]

[***]

[***]

(5) Others

1) [***]

2) [***]

3) [***]

(6) [***]

[***]

(7) [***]

[***]

(8) [***]

[***]

(9) [***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

APPENDIX H:  Investigator Payment Estimate Detail

See attached budget on next page.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Sponsor	Coherus
Protocol	[***]
Date	[***]

				Grand Total	[***]
Patient Costs	[***]
[***]	[***]
[***]	[***]
Country	[***]	[***]	[***]	Total		Country	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]
Total			[***]	[***]		TOTAL	[***]	[***]	[***]

Patient Costs	[***]
[***]	[***]					[***]	[***]	[***]	[***]
[***]	[***]
Country	[***]	[***]	[***]	Total
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Total			[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Site Costs [***]
[***]	[***]
Country	[***]	[***]	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Sponsor	Coherus
Protocol	[***]
Date	[***]
		[***]	[***]
Visit	Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Day		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]			[***]		[***]	[***]
[***]	[***]				[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

		Total Study		[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

Sponsor	Coherus
Protocol	[***]
Date	[***]
		[***]	[***]
Visit	Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Day		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]			[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]						[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total [***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]

		Total Study		[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

		[***]	[***]					[***]	[***]

Country	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	Total
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]

Country	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305

APPENDIX I:  [***]

The table below reflects [***] included in this Task Order.  Any [***] may require [***].

JobTitle	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

JobTitle	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Medpace Task Order #23

COHERUS BIOSCIENCES, INC

ETA305